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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES AND EXCHANGE ACT OF 1934


          Date of Report (Date of earliest reported): January 17, 2003



                                AUTOCARBON, INC.
                                ----------------
               (Exact name of registrant as specified in charter)



        Delaware                    005-78248                    33-0976805
        --------                    ---------                    ----------
(State or other jurisdiction        (Commission                (IRS Employer
    of incorporation)               File Number)             Identification No.)



       136-M Tenth Street, Ramona California                    92065
       -------------------------------------                    -----
      (Address of principal executive offices)                 (Zip Code)



        Registrant's telephone number, including area code (619) 895-5089


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

See Item 2. below.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

ACQUISITION OF AUTOCARBON LIMITED

On January 3, 2003, Autocarbon, Inc. (the "Company") entered into a Share Exchange Agreement with Autocarbon Limited, an United Kingdom registered company, pursuant to which the Company has agreed to purchase all of the issued and outstanding capital stock of Autocarbon Limited in exchange for an aggregate of 9,447,160 shares of common stock of the Company. The closing of the Share Exchange anticipated to take place on or about January 20, 2003. Each of the officers and directors of the Company are minority shareholders of Autocarbon Limited and they collectively own approximately 35% of Autocarbon Limited. In addition, James Miller, the Company's CEO and Chairman, is an officer and director of Autocarbon Limited.

Autocarbon Limited owns certain intellectual property rights for composite production as well as worldwide exclusive licenses for the production of automotive, marine and aeronautical products made from renewable, environmentally safe and recyclable vegetable and fish oil based plastics. These plastic products (known as Polyols) are synergistic to advanced composites development. The Company believes that this acquisition, which will give the Company the ability to manufacture its own products, will allow the Company to facilitate its own growth without having to be dependent on third party manufacturers. The Company intends to manufacture automotive products similar to those that the Company previously marketed and distributed, as well as a wide range of products that are innovative, sustainable and environmentally "green".

The 9,447,160 shares of common stock to be issued pursuant to the Share Exchange Agreement are not registered under the Securities Act of 1933, as amended (the "Act") and will be issued in the reliance upon the exemption from registration provided by section 4(2) of the Act, on the basis that the Acquisition is a transaction not involving a public offering. All certificates evidencing the shares bear a customary form of investment legend and may not be sold, pledged, hypothecated or otherwise transferred unless first registered under the Act or pursuant to an available exemption from such registration requirements.

The Company believes that the share exchange will qualify as a tax-free reorganization pursuant to Section 351 and 368(a)(1)(B) of the Internal Revenue Code of 1996, as amended.

The amount of consideration paid to the shareholders of Autocarbon Limited was determined through negotiations between these parties and the Company. The Company believes the share exchange was on terms no less favorable than it could have obtained from an independent third party. Each of the officers and directors of the Company are minority shareholders of Autocarbon Limited and they collectively own approximately 35% of Autocarbon Limited. In addition, James Miller, the Company's CEO and Chairman, is an officer and director of Autocarbon Limited.


Following the closing of the share exchange, the Company will have 9,679,754 shares of its common stock issued and outstanding.




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APPOINTMENT OF NEW DIRECTOR AND OFFICER

No new officers and directors will be appointed

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
The following table sets forth certain information with respect to the beneficial ownership of the Company's common stock prior to and immediately after the Share Exchange, by:

         o each person known to beneficially own more than five percent of the common stock;
         o        each director of the Company; and
         o        all directors and executive officers as a group.


                                                                 Ownership Prior to             Ownership After
     Name and Address of                                           Share Exchange               Share Exchange
       Beneficial Owner                    Title               Percentage     Shares(1)     Percentage      Shares(1)
------------------------------- ---------------------------- ---------------------------- ----------------------------
James Miller(2)                 CEO and Chairman                26.03%        60,550(3)      21.37%      2,068,550(4)
------------------------------- ---------------------------- ---------------------------- ----------------------------
Kimberly Tate(2)                CFO, Secretary and Director       .60%         1,400          3.11%        301,400
------------------------------- ---------------------------- ---------------------------- ----------------------------
Seth Scally(2)                  Director                         1.50%         3,500          5.20%        503,500
------------------------------- ---------------------------- ---------------------------- ----------------------------
Terry Hunt(2)                   Director                          .60%         1,400          5.18%        501,400
------------------------------- ---------------------------- ---------------------------- ----------------------------
Presco, Inc. (5)                5% Owner                        23.65%        55,000         29.49%      2,855,000
1018 Palisades Avenue
Fort Lee, NJ 07024
------------------------------- ---------------------------- ---------------------------- ----------------------------
Tammy Liggett                   5% Owner                        17.20%        40,000          0.41%         40,000
1018 Palisades Avenue
Fort Lee, NJ 07024
------------------------------- ---------------------------- ---------------------------- ----------------------------
3LP Assets(6)                   5% Owner                                 N/A                 9.22%         892,000
International House, Bell
Lane, Gibraltar
------------------------------- ---------------------------- ---------------------------- ----------------------------
Directors and officers as a                                     28.74%        66,850(7)     34.9%        3,375,850(8)
group (4 people)
------------------------------- ---------------------------- ---------------------------- ----------------------------

(1) Beneficial ownership is determined in accordance with the rules of the Securities and Exchange Commission and generally includes voting or investment power with respect to securities. Shares of common stock subject to options or warrants currently exercisable or convertible, or exercisable or convertible within 60 days of the date hereof are deemed outstanding for computing the percentage of the person holding such option or warrant but are not deemed outstanding for computing the percentage of any other person.

(2)      c/o Autocarbon, Inc. - 136-M Tenth Street, Ramona, California 92065.

(3) Includes (i) 4,550 shares of common stock individually owned by Mr. Miler and (ii) 56,000 shares of common stock owned by Chequered Square C Ltd., an entity controlled by Mr. Miller.



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(4)      Includes (i) 1,314,000 shares of common stock individually owned by Mr.
         Miler, (ii) 56,000 shares of common stock owned by Chequered Square C Ltd., an entity controlled by Mr. Miller and (iii) 750,000 shares of common stock owned by M2 Education Fund, an entity controlled by Mr. Miller.

(5)      Presco, Inc. is a corporation controlled by Mr. John Johanssen.

(6) 3LP Assets is a corporation organized under the laws of Gibraltar and is controlled by Mr. Stephen Kerr.

(7)      Based on 232,594 shares of common stock outstanding.

(8)      Based on 9,679,754 shares of common stock outstanding.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)      Financial Statements of businesses acquired.

         Financial Statements of businesses acquired will be filed by amendment.

(b)      Proforma Financial Information

         Proforma Financial Information will be filed by amendment.

(c)      Exhibits.

         10.1 Form of Share Exchange Agreement entered by and between Autocarbon, Inc., Autocarbon Limited. and the Shareholders of Autocarbon Limited made as of the 3rd day of January, 2003.





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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           AUTOCARBON, INC.




Date:  January 17, 2003                    /s/ James Miller
       ----------------                    -------------------------------------
                                           James Miller, Chief Executive Officer